                                                                   Exhibit 99.1
                                    NEWS RELEASE


FOR IMMEDIATE RELEASE:                                     FOR MORE INFORMATION,
JANUARY 27, 2003                                 CONTACT:   ROBERT L. SCHUMACHER
                                                         CHIEF FINANCIAL OFFICER
                                                               AT (276) 326-9000

                               ANOTHER RECORD YEAR


              BLUEFIELD, VIRGINIA - First Community Bancshares, Inc. (Nasdaq:
FCBC; www.fcbinc.com) announced record earnings for its 2002 fiscal year as net income reached $24.7 million, representing an increase of 29% over the previous year's earnings of $19.1 million. Basic and diluted earnings per share reached $2.49 and $2.48, respectively and compare with $1.92 per share in 2001 representing an increase of 29% year over year on a diluted basis. Due to the adoption of a new accounting standard on January 1, 2002 and the application of another new accounting standard retroactively applied to January 1, 2002, the Company discontinued the amortization of goodwill, subject to annual impairment testing. On a comparative basis, without goodwill amortization, the prior year basic and fully diluted earnings per share would have been $2.11. On a fully comparative basis without goodwill amortization, the current year income increased 18% per dilutive share. For the fourth quarter of 2002, net income totaled $5.8 million as compared with $5.1 million in the fourth quarter of 2001. Basic and diluted earnings per share for the fourth quarter were $0.58 and $0.57, up from $0.51 in the fourth quarter of 2001. Diluted earnings per share for the fourth quarter of 2001 would have been $0.56 without goodwill amortization.

         Return on equity ("ROE") for the Company was 17.16% for the full year of 2002 and represents a 16% increase over ROE of 14.8% in 2001. Return on average assets for the full year also increased significantly from 1.49% in 2001 to 1.68% in 2002. The improvement in earnings was due in large measure to a $10.8 million increase in net interest income and a $926,000 reduction in the provision for loan losses.

            The increase in net interest income is directly tied to the Company's net interest margin of 4.76%, which was 21 basis points or 4.6% better than the previous year, along with an increase of $23 million in outstanding loans. The Company attributed the strong net interest margin to its ability to control the timing and impact of its pricing decisions on lending and deposit activities throughout 2002's declining interest rate environment.

The $10.8 million increase in net interest income is comprised of $8.4 million attributable to changes in the volume of interest earning assets and interest bearing liabilities and $2.4 million attributable to changes in interest rates. The improvements realized in net interest income helped to offset an overall increase of $4.2 million in non-interest expense. The increase in non-interest expense is largely attributable to $3.4 million growth in salaries and employee benefits, including the payment of salaries and commissions at the Bank's mortgage subsidiary, plus a full year's impact of staffing expenses associated with both new and acquired branches obtained during the fourth quarter of 2001. Other operating expenses increased $2.3 million related largely to the addition of new branch facilities and a $400,000 one-time expense by the mortgage banking subsidiary representing the cost of a non-compete agreement entered into with its former president.

         The increase in loans mentioned above was complemented by a $61.5 million increase in deposits, bringing the loan to deposit ratio at year end to 81.5%. Coinciding with the modest loan growth, the Company experienced ongoing improvement in loan quality. All categories of non-performing assets improved throughout the year and reached record lows by year end. Non-performing assets (including other real estate owned) as a percentage of total assets improved to 0.41% versus 0.58%.

         The Company paid increased dividends for the 12th consecutive year and 17th of the last 18 years. The record $1.00 per share paid by First Community on its common stock in 2002 represents a 12.4% increase in dividends and equates to a 3.25% dividend yield based upon the stock's year-end closing price of $30.76. The year end closing price represents an improvement of 14.8% per share over the 2001 year end close of $26.79, which follows the 64% appreciation in the stock's market price during 2001.

         The Company augmented its banking base in West Virginia with its late fourth quarter acquisition of Monroe Financial, Inc. the parent company of the Bank of Greenville, with locations in Monroe and Summers counties. This acquisition added $28 million in deposits and $30 million in assets to First Community's balance sheet. Prior to acquiring this West Virginia bank, First Community also opened its new "Ridgeview" branch location within a mile of its corporate headquarters in Bluefield, Virginia. The Company also recently announced its January 15, 2003 acquisition of Stone Capital Management, Inc., an SEC registered investment advisory firm in Beckley, West Virginia, with $94 million under management.

                  "I am very proud of the Company's financial performance in 2002. We maintained our long-term focus on the future by continuing to stress hands-on service in a customer friendly, community bank setting," said First Community's President, John Mendez. "The Company just completed its fourth consecutive record-setting year in earnings. These results were accomplished through the dedicated service of more than 700 employees company wide. We pride ourselves on hiring high caliber professionals who are leaders in their respective communities and in touch with the needs of their customers. The quality of our people, coupled with our philosophy of local decision making, is the combination that has resulted in yet another record breaking year."

         First Community Bancshares, Inc. is a $1.5 billion bank holding company and the parent company of First Community Bank, N. A. First Community Bank, N.
A. operates in the three states of Virginia, West Virginia and North Carolina with 41 full-service commercial banking locations and, offers wealth management and investment advice through its wholly owned subsidiary, Stone Capital Management, Inc. The Bank through United First Mortgage, Inc., its wholly-owned subsidiary, operates 11 mortgage origination offices throughout Virginia. First Community Bancshares, Inc.'s common stock is currently traded in the Nasdaq SmallCap market under the symbol FCBC. First Community Bancshares, Inc. anticipates its next earnings release will be available on or before April 22nd, which is also the date established for the annual stockholders' meeting. More details regarding the annual meeting will be announced as the meeting date approaches.

                                   DISCLAIMER

                   This news release may include forward-looking statements. These forward- looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended.

FIRST COMMUNITY BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME

------------------------------------------------------------------------------------------------------------------------------
(Dollars in Thousands, Except Per Share Data)(Unaudited)                                       Year Ended 'December 31
                                                                                     -----------------------------------------
                                                                                             2002                 2001
                                                                                     -----------------------------------------

INTEREST        Interest and fees on loans held for investment                                    $ 72,415           $ 72,582
INCOME          Interest and fees on loans held for sale                                             3,584              2,956
                Interest on securities-taxable                                                      13,001             10,259
                Interest on securities-nontaxable                                                    6,819              6,190
                Interest on federal funds sold and deposits                                            385                842
------------------------------------------------------------------------------------------------------------------------------
                              TOTAL INTEREST INCOME                                                 96,204             92,829
------------------------------------------------------------------------------------------------------------------------------
INTEREST        Interest on deposits                                                                25,366             31,884
EXPENSE         Interest on borrowings                                                               9,642             10,525
------------------------------------------------------------------------------------------------------------------------------
                              TOTAL INTEREST EXPENSE                                                35,008             42,409
------------------------------------------------------------------------------------------------------------------------------
                              NET INTEREST INCOME                                                   61,196             50,420
                Provision for loan losses                                                            4,208              5,134
------------------------------------------------------------------------------------------------------------------------------
                              NET INTEREST INCOME AFTER PROVISION FOR
                              LOAN LOSSES                                                           56,988             45,286
------------------------------------------------------------------------------------------------------------------------------
NON-INTEREST    Fiduciary income                                                                     1,773              1,815
INCOME          Service charges on deposit accounts                                                  7,056              5,966
                Other service charges, commissions and fees                                          1,380              1,435
                Mortgage banking income                                                              9,435              9,582
                Other operating income                                                                 796              1,296
                (Loss) gain on sale of securities                                                     (391)               181
------------------------------------------------------------------------------------------------------------------------------
                              TOTAL NON-INTEREST INCOME                                             20,049             20,275
------------------------------------------------------------------------------------------------------------------------------
NON-INTEREST    Salaries and employee benefits                                                      23,267             19,830
EXPENSE         Occupancy expense of bank premises                                                   2,874              2,615
                Furniture and equipment expense                                                      2,082              1,814
                Amortization of intangible assets                                                      245              2,285
                Other operating expense                                                             13,801             11,481
------------------------------------------------------------------------------------------------------------------------------
                              TOTAL NON-INTEREST EXPENSE                                            42,269             38,025
------------------------------------------------------------------------------------------------------------------------------
                Income before income taxes                                                          34,768             27,536
                Income tax expense                                                                  10,049              8,402
------------------------------------------------------------------------------------------------------------------------------
                              NET INCOME                                                            24,719             19,134
------------------------------------------------------------------------------------------------------------------------------
                BASIC EARNINGS PER COMMON SHARE (EPS)                                               $ 2.49             $ 1.92
                DILUTED EPS PER COMMON SHARE                                                        $ 2.48             $ 1.92
                Weighted Average Shares Outstanding:
                   Basic                                                                         9,924,636          9,944,310
                   Diluted                                                                       9,973,129          9,980,919

                Reported net income:                                                              $ 24,719           $ 19,134
                Add back goodwill amortization, net of tax, subject to FAS 142 & 147                                    1,875
                                                                                     -----------------------------------------
                Adjusted net income                                                               $ 24,719           $ 21,009
                                                                                     =========================================

                Diluted EPS                                                                         $ 2.48             $ 1.92
                Add back goodwill amortization, net of tax, subject to FAS 142 & 147                                   $ 0.19
                                                                                     -----------------------------------------
                Adjusted diluted EPS                                                                $ 2.48             $ 2.11
                                                                                     =========================================

                For the year:
                     Return on average equity                                                       17.16%             14.80%
                     Return on average assets                                                        1.68%              1.49%
                     Cash dividends per share                                                       $ 1.00             $ 0.89
                 Period end book value per share                                                   $ 15.42            $ 13.39
                 Period end closing stock price                                                    $ 30.76            $ 26.79


FIRST COMMUNITY BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS

------------------------------------------------------------------------------------------------------------------------------
(Dollars in Thousands, Except Per Share Data)(Unaudited)
                                                                                          DECEMBER 31,         DECEMBER 31,
                                                                                              2002                 2001
                                                                                        -----------------    -----------------
ASSETS             Cash and due from banks                                                      $ 33,364             $ 47,566
                   Interest-bearing balances with banks                                           88,064                  249
                   Securities available for sale                                                 300,885              354,007
                   Investment securities held to maturity                                         41,014               41,884
                   Fed Funds Sold                                                                  3,157                    -
                   Loans held for sale                                                            66,364               65,532
                   Loans held for investment, net of unearned income                             927,621              904,496
                       Less reserve for loan losses                                               14,410               13,952
------------------------------------------------------------------------------------------------------------------------------
                   Net loans                                                                     913,211              890,544
                   Premises and equipment                                                         25,078               21,713
                   Other real estate owned                                                         2,855                3,029
                   Interest receivable                                                             7,897                8,765
                   Other assets                                                                   15,391               18,468
                   Goodwill                                                                       25,758               25,347
                   Other intangible assets                                                         1,325                1,131
------------------------------------------------------------------------------------------------------------------------------
                               TOTAL ASSETS                                                  $ 1,524,363          $ 1,478,235
==============================================================================================================================
LIABILITIES        Deposits:
                       Demand                                                                  $ 165,557            $ 161,346
                       Interest-bearing demand                                                   200,297              183,685
                       Savings                                                                   180,786              142,839
                       Time                                                                      593,087              590,390
------------------------------------------------------------------------------------------------------------------------------
                          Total Deposits                                                       1,139,727            1,078,260
                   Interest, taxes and other liabilities                                          15,940               15,852
                   Fed Funds Purchased                                                                 -               26,500
                   Securities sold under agreements to repurchase                                 91,877               79,262
                   FHLB and other indebtedness                                                   124,357              145,320
------------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES                                               1,371,901            1,345,194
------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS'      Common stock, $1 par value; 15,000,000 shares authorized in 2002
EQUITY                and 2001, respectively; 9,956,714 issued in 2002 and 9,955,425 issued in 2001; and 9,888,482 and 9,936,442 outstanding in
                      2002 and 2001, respectively                                                  9,957                9,955
                   Additional paid-in capital                                                     58,642               60,189
                   Retained earnings                                                              79,084               62,566
                   Treasury stock, at cost                                                        (1,982)                (424)
                   Accumulated other comprehensive income                                          6,761                  755
------------------------------------------------------------------------------------------------------------------------------
                               TOTAL STOCKHOLDERS' EQUITY                                        152,462              133,041
------------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES AND
                               STOCKHOLDERS' EQUITY                                          $ 1,524,363          $ 1,478,235
==============================================================================================================================

FIRST COMMUNITY BANCSHARES, INC.

QUARTERLY PERFORMANCE SUMMARY                                              AS OF AND FOR THE QUARTER ENDED
INCOME STATEMENTS                                                 DECEMBER 31,   SEPTEMBER 30,    JUNE 30,      MARCH 31,
(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)                          2002            2002          2002          2002
                                                                ------------------------------------------------------------

INTEREST     Interest and fees on loans held for investment          $    17,769    $    18,597   $    18,013   $    18,036
INCOME       Interest and fees on loans held for sale                      1,063            851           826           844
             Interest on securities-taxable                                2,766          3,236         3,621         3,378
             Interest on securities-nontaxable                             1,718          1,679         1,680         1,742
             Interest on federal funds sold and deposits                     215             88            39            43
                                                                ------------------------------------------------------------
                           TOTAL INTEREST INCOME                          23,531         24,451        24,179        24,043
                                                                ------------------------------------------------------------
INTEREST     Interest on deposits                                          5,763          6,206         6,404         6,993
EXPENSE      Interest on borrowings                                        2,228          2,234         2,603         2,577
                                                                ------------------------------------------------------------
                           TOTAL INTEREST EXPENSE                          7,991          8,440         9,007         9,570
                                                                ------------------------------------------------------------
                           NET INTEREST INCOME                            15,540         16,011        15,172        14,473
             Provision for loan losses                                       947          1,302         1,022           937
                                                                ------------------------------------------------------------
                           NET INTEREST INCOME AFTER PROVISION
                           FOR LOAN LOSSES                                14,593         14,709        14,150        13,536
                                                                ------------------------------------------------------------
NON-INT      Fiduciary income                                                486            443           501           343
INCOME       Service charges on deposit accounts                           1,921          1,866         1,806         1,463
             Other service charges, commissions and fees                     371            328           355           326
             Mortgage banking income                                       1,841          2,238         2,107         3,249
             Other operating income                                          214            100           186           296
             Gain (loss) on Sale of Securities                              (599)            22             9           177
                                                                ------------------------------------------------------------
                           TOTAL NON-INTEREST INCOME                       4,234          4,997         4,964         5,854
                                                                ------------------------------------------------------------
NON-INT      Salaries and employee benefits                                5,972          5,746         5,746         5,803
EXPENSE      Occupancy expense of bank premises                              714            738           679           743
             Furniture and equipment expense                                 488            529           562           503
             Goodwill amortization                                            65             61            60            59
             Other operating expense                                       3,724          3,177         3,399         3,501
                                                                ------------------------------------------------------------
                           TOTAL NON-INTEREST EXPENSE                     10,963         10,251        10,446        10,609
                                                                ------------------------------------------------------------
             Income before income taxes                                    7,864          9,455         8,668         8,781
             Income tax expense                                            2,086          2,869         2,630         2,464
                                                                ------------------------------------------------------------
                           NET INCOME                                      5,778          6,586         6,038         6,317
                                                                ------------------------------------------------------------
                           FAS 142 &147 GOODWILL ADJUSTMENTS                                143           142           139
                                                                                 -------------------------------------------
                           NET INCOME AS PREVIOUSLY REPORTED                        $     6,443   $     5,896   $     6,178
                                                                                 ===========================================

PER          Basic EPS                                               $      0.58    $      0.66   $      0.61   $      0.64
SHARE        Diluted EPS                                             $      0.57    $      0.66   $      0.61   $      0.64
             EPS as previously reported                                             $      0.65   $      0.59   $      0.62
DATA         Cash dividends per share                                $      0.25    $      0.25    $     0.25    $     0.25
             Weighted Average Shares Outstanding:
             Basic                                                     9,892,504      9,928,069     9,945,158     9,933,222
             Diluted                                                   9,945,032      9,978,136     9,993,812     9,977,531
             Actual shares oustanding at period end                    9,888,482      9,918,482     9,925,982     9,950,982
             Book Value per share at period end                      $     15.42    $     15.10   $     14.50   $     13.67
             Average Bid and Ask per share at period end             $     30.75    $     29.33   $     33.00   $     30.26
RATIOS       Return on average assets                                      1.64%          1.74%         1.62%         1.72%
             Return on average equity                                     16.36%         17.26%        16.84%        18.26%
             Net yield on earning assets                                   4.70%          4.93%         4.77%         4.64%
             Efficiency Ratio at end of period                            49.01%         48.09%        48.99%        47.14%
             Equity as a percent of total assets at end of period         10.00%         10.09%         9.89%         9.27%
             Average earning assets as a percentage of
                  average total assets                                    93.05%         92.82%        92.64%        92.77%
             Average loans (not including loans held for sale) as
                     a percentage of average deposits                     81.20%         84.86%        84.83%        84.78%
QTD          Average Loans (Not including Loans Held for Sale)       $   908,342    $   929,494   $   917,319   $   914,749
AVERAGES     Average Earning Assets                                  $ 1,394,399    $ 1,364,045   $ 1,355,841   $ 1,351,598
             Average Total Assets                                    $ 1,498,567    $ 1,469,609   $ 1,463,573   $ 1,456,863
             Average Interest-bearing deposits                       $ 1,118,597    $ 1,095,377   $ 1,081,316   $ 1,079,022
             Average Equity                                          $   150,449    $   148,124   $   140,408   $   137,184
             Taxable Equivalent Net Interest Income                  $    16,513    $    16,963   $    16,123   $    15,458
             Average Interest-bearing deposits                       $   959,708    $   936,578   $   926,649       921,967

FIRST COMMUNITY BANCSHARES, INC.

QUARTERLY PERFORMANCE SUMMARY
INCOME STATEMENTS                                          DECEMBER 31,  SEPTEMBER 30,   JUNE 30,     MARCH 31,
(Dollars in Thousands Except Per Share Data)                   2001          2001          2001          2001
                                                           -------------------------------------------------------

INTEREST     Interest and fees on loans held for investment  $    17,963   $    18,228   $    18,262  $    18,129
INCOME       Interest and fees on loans held for sale                846           763           736          611
             Interest on securities-taxable                        2,792         2,596         2,193        2,679
             Interest on securities-nontaxable                     1,706         1,634         1,465        1,384
             Interest on federal funds sold and deposits              96           169           479           98
                                                           -------------------------------------------------------
                           TOTAL INTEREST INCOME                  23,403        23,390        23,135       22,901
                                                           -------------------------------------------------------
INTEREST     Interest on deposits                                  7,298         7,879         8,296        8,411
EXPENSE      Interest on borrowings                                2,663         2,701         2,586        2,575
                                                           -------------------------------------------------------
                           TOTAL INTEREST EXPENSE                  9,961        10,580        10,882       10,986
                                                           -------------------------------------------------------
                           NET INTEREST INCOME                    13,442        12,810        12,253       11,915
             Provision for loan losses                             2,120         1,282           985          747
                                                           -------------------------------------------------------
                           NET INTEREST INCOME AFTER
                           PROVISION FOR LOAN LOSSES              11,322        11,528        11,268       11,168
                                                           -------------------------------------------------------
Non-Int      Fiduciary income                                        435           470           501          409
INCOME       Service charges on deposit accounts                   1,641         1,517         1,503        1,305
             Other service charges, commissions and fees             427           332           199          477
             Mortgage banking income                               2,515         2,778         2,544        1,745
             Other operating income                                  566           236           263          231
             Gain (loss) on Sale of Securities                       (16)          153            (7)          51
                                                           -------------------------------------------------------
                           TOTAL NON-INTEREST INCOME               5,568         5,486         5,003        4,218
                                                           -------------------------------------------------------
Non-Int      Salaries and employee benefits                        4,926         5,239         4,994        4,671
EXPENSE      Occupancy expense of bank premises                      610           668           675          662
             Furniture and equipment expense                         452           403           496          463
             Goodwill amortization                                   598           568           563          556
             Other operating expense                               3,155         2,825         2,900        2,601
                                                           -------------------------------------------------------
                           TOTAL NON-INTEREST EXPENSE              9,741         9,703         9,628        8,953
                                                           -------------------------------------------------------
             Income before income taxes                            7,149         7,311         6,643        6,433
             Income tax expense                                    2,080         2,311         2,034        1,977
                                                           -------------------------------------------------------
                           NET INCOME AS REPORTED                  5,069         5,000         4,609        4,456
                           FAS 142 &147 GOODWILL ADJUSTMENT          485           468           464          458
                           ADJUSTED NET INCOME               $     5,554   $     5,468    $    5,073  $     4,914

PER          Basic and diluted EPS                           $      0.51   $      0.50    $     0.46  $      0.45
SHARE        EPS adjusted for FAS 142 & 147                  $      0.56   $      0.55    $     0.51  $      0.49
DATA         Cash dividends per share                        $      0.26   $      0.21    $     0.21  $      0.21
             Weighted Average Shares Outstanding:
             Basic                                             9,939,974     9,943,522     9,948,374    9,945,443
             Diluted                                           9,991,895    10,003,547     9,967,091    9,951,840
             Actual shares oustanding at period end            9,936,442     9,942,602     9,946,624    9,954,762
             Book Value per share at period end              $     13.39   $     13.33   $     12.85  $    12.64
             Average Bid and Ask per share at period end     $     26.95   $     28.82   $     27.17  $     16.76
RATIOS       Return on average assets                              1.47%         1.53%         1.47%        1.48%
             Return on average equity                             14.89%        15.21%        14.55%       14.56%
             Net yield on earning assets                           4.52%         4.60%         4.53%        4.61%
             Efficiency Ratio at end of period                    47.81%        48.71%        49.40%       49.29%
             Equity as a percent of total assets at end of         9.00%        10.07%        10.00%        9.99%
                  period
             Average earning assets as a percentage of
                  average total assets                            92.69%        92.46%        92.09%       91.58%
             Average loans (not including loans held
                  for sale) as a percentage of average
                  deposits                                        88.27%        90.39%        89.08%       91.72%
QTD          Average Loans (Not including Loans Held           $ 876,744     $ 850,759     $ 826,055    $ 822,184
AVERAGES           for Sale)
             Average Earning Assets                          $ 1,265,381   $ 1,197,447   $ 1,160,550  $ 1,120,187
             Average Total Assets                            $ 1,365,173   $ 1,295,051   $ 1,260,167  $ 1,223,211
             Average Interest-bearing deposits               $   993,252   $   941,190   $   927,309  $   896,362
             Average Equity                                  $   135,114   $   130,437   $   127,007  $   124,084
             Taxable Equivalent Net Interest Income          $    14,410   $    13,747   $    13,112  $    12,734

FIRST COMMUNITY BANCSHARES, INC.
QUARTERLY PERFORMANCE SUMMARY
BALANCE SHEETS
(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                          DECEMBER 31,   SEPTEMBER 30,    JUNE 30,     MARCH 31,     DECEMBER 31,
                                             2002           2002           2002           2002           2001
                                         -----------------------------------------------------------------------
Cash and due from banks                  $    33,364    $    30,331    $    31,448    $    28,547    $    47,566
Interest-bearing balances with banks          88,064         20,246            255            830            249
Securities available for sale                300,885        334,408        338,572        368,526        354,007
Investment securities held to maturity        41,014         40,211         41,327         41,446         41,884
Federal funds sold                             3,157             75
Loans held for sale                           66,364         68,821         52,095         47,596         65,532
Loans held for investment, net of
    unearned income                          927,621        926,400        928,541        911,746        904,496
    Less allowance for loan losses            14,410         14,080         14,194         14,271         13,952
                                         -----------------------------------------------------------------------
Net loans                                    913,211        912,320        914,347        897,475        890,544
Premises and equipment                        25,078         23,632         22,314         21,927         21,713
Other real estate owned                        2,855          2,668          2,452          2,538          3,029
Interest receivable                            7,897          8,340          8,330          9,139          8,765
Other assets                                  15,391         16,843         18,348         23,459         18,468
Intangible assets                             27,083         26,012         25,846         26,125         26,478
                                         -----------------------------------------------------------------------
            TOTAL ASSETS                 $ 1,524,363    $ 1,483,907    $ 1,455,334    $ 1,467,608    $ 1,478,235
                                         =======================================================================

Deposits:
    Demand                               $   165,557    $   161,249    $   156,820    $   152,980    $   161,346
    Interest-bearing demand                  200,297        185,866        180,585        191,284        183,685
    Savings                                  180,786        179,888        175,431        160,544        142,839
    Time                                     593,087        578,223        568,679        577,398        590,390
                                         -----------------------------------------------------------------------
       Total Deposits                      1,139,727      1,105,226      1,081,515      1,082,206      1,078,260
Interest, taxes and other liabilities         15,940         13,928         13,704         16,135         15,852
Federal funds purchased                         --             --            8,950          4,560         26,500
Securities sold under agreements to
  repurchase                                  91,877         94,964         83,015         79,238         79,262
FHLB and other indebtedness                  124,357        120,053        124,266        149,467        145,320
                                         -----------------------------------------------------------------------
            TOTAL LIABILITIES              1,371,901      1,334,171      1,311,450      1,331,606      1,345,194
                                         -----------------------------------------------------------------------

Common stock, $1 par value                     9,957          9,957          9,957          9,957          9,052
Additional paid-in capital                    58,642         58,642         58,600         58,600         35,302
Retained earnings                             79,084         75,353         71,394         67,981         88,356
Treasury stock, at cost                       (1,982)        (1,098)          (870)          (167)          (424)
Accumulated other comprehensive
  income (loss)                                6,761          6,882          4,803           (369)           755
                                         -----------------------------------------------------------------------
            TOTAL STOCKHOLDERS' EQUITY       152,462        149,736        143,884        136,002        133,041
                                         -----------------------------------------------------------------------
            TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY         $ 1,524,363    $ 1,483,907    $ 1,455,334    $ 1,467,608    $ 1,478,235
                                         =======================================================================

FIRST COMMUNITY BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION
(DOLLARS  IN THOUSANDS)

                                                                    AS OF AND FOR THE QUARTER ENDED

                                                   DECEMBER 31,  SEPTEMBER 30,   JUNE 30,     MARCH 31,      DECEMBER 31,
                                                       2002          2002          2002          2002          2001
                                                  -----------------------------------------------------------------------
ASSET QUALITY ANALYSIS:
Allowance for Loan  Losses:
Beginning balance                                       $ 14,080      $ 14,194     $ 14,271       $ 13,952      $ 12,889
Provision                                                    947         1,302        1,022            937         2,120
   Acquisiton balance                                        395             -            -              -           484
   Charge-offs                                            (1,212)       (1,593)      (1,243)          (820)       (1,781)
   Recoveries                                                200           177          144            202           240
                                                  -----------------------------------------------------------------------
  Net charge-offs                                         (1,012)       (1,416)      (1,099)          (618)       (1,541)
      Ending balance                                    $ 14,410      $ 14,080     $ 14,194       $ 14,271      $ 13,952
                                                  =======================================================================

NONPERFORMING ASSETS:
Nonaccrual loans                                         $ 3,075       $ 4,987      $ 4,131        $ 4,644       $ 3,633
Foreclosed real estate                                     2,855         2,668        2,452          2,538         3,029
Repossessions                                                172           341          436            495           599
Loans 90 days or more past due & still accruing               91           367          254            192         1,351
                                                  -----------------------------------------------------------------------
Nonperforming assets                                     $ 6,193       $ 8,363      $ 7,273        $ 7,869       $ 8,612
                                                  =======================================================================

Loans 90 days or more past due & still accruing
  as a percentage of  loans held for investment            0.01%         0.04%        0.03%          0.02%         0.15%

ASSET QUALITY RATIOS:
Nonaccrual loans and leases as a
  percentage of  loans held for investment                 0.33%         0.54%        0.44%          0.51%         0.40%
Nonperforming assets as a percentage of:
  Total assets                                             0.41%         0.56%        0.50%          0.54%         0.58%
  Loans held for investment plus foreclosed property       0.67%         0.90%        0.78%          0.86%         0.95%
Net charge-offs as a % of average loans held for
  investment                                               0.11%         0.15%        0.12%          0.07%         0.18%
Allowance for loan & lease losses as a percentage of loans
  held for investment                                      1.55%         1.52%        1.53%          1.57%         1.54%
Ratio of allowance for loans losses to:
  Nonaccrual loans                                          4.69          2.82         3.44           3.07          3.84

Restructured loans performing according to modified terms  $ 345         $ 347        $ 440          $ 354         $ 449